                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 14, 2000

                              ACCRUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      000-26437                 94-3238684
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                               48634 Milmont Drive
                         FREMONT, CALIFORNIA 94538-7353
               (Address of principal executive offices) (Zip code)


                                 (510) 580-4500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (b) Unaudited Pro Forma Financial Information.

        Attached as Exhibit 99.1 hereto is unaudited pro forma combined financial data for the six months ended September 30, 2000 that presents the effect of Accrue's acquisition of specific assets of the Infocharger division of Tantau Software, Inc. which closed on July 14, 2000.

        The unaudited pro forma combined financial data is provided to update the pro forma financial data provided in the Company's Current Report on Form 8-K/A, filed with the SEC on September 22, 2000 (File No. O-26437) and should be read in conjunction with that Current Report and the historical financial statements of the Company included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and other financial information pertaining to the Company.

        (c)  EXHIBITS.

             99.1     Unaudited Pro Forma Combined Financial Data





                                       -2-
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ACCRUE SOFTWARE, INC.



Date: November 21, 2000                 By: /s/ Gregory C. Walker
                                            ------------------------------------
                                            Gregory C. Walker
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)

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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER         DESCRIPTION
------         -----------
  99.1         Unaudited Pro Forma Combined Financial Data.
